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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): February 11, 1998



                      AMERICAN INDUSTRIAL PROPERTIES REIT
               (Exact Name of Registrant as Specified in Charter)

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
             TEXAS                         1-9016               75-6335572
  (State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
  Incorporation or Organization)           Number)         Identification Number)
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             6210 N. Beltline Road, Suite 170, Irving, Texas 75063
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code:  (972) 756-6000



                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   ACQUISITION OR DISPOSITION OF ASSETS.

          On February 11, 1998, American Industrial Properties REIT (the "Trust") purchased the Spring Valley Business Park #6, a 94,304 square foot office and service center development located in the North Dallas suburb of Richardson, Texas, for total consideration of $9,250,000. The sale was consummated after ALCU Investments, Ltd. assigned its right to purchase the property, pursuant to an existing contract of sale, to AIP Operating, L.P. (the "Partnership"), an indirect subsidiary of the Trust. In consideration for the assignment, the Partnership issued 58,333 units of limited partnership interest valued at $875,000, and paid $1,175,000 in cash to ALCU Investments, Ltd. Of the $7,200,000 due under the contract of sale, $6,475,000 was satisfied with the proceeds from a Prudential Securities Credit Corporation loan under an existing $35,000,000 line of credit.

          The property is 100% leased to Northern Telecom (Nortel), a leading provider of digital network solutions with 1997 consolidated revenues of $15.4 billion.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       Financial Statements of Business Acquired.

          Financial statements for Spring Valley Business Park will be filed within sixty (60) days from the date this report is filed.

(b)       Pro forma Financial Information.

          Pro forma financial information will be filed within sixty (60) days from the date this report is filed.

(c)       EXHIBITS.

*10.1 Contract of Sale by and between Nationwide Life Insurance Company and ALCU Investments, Inc.

*10.2 Assignment of Contract of Sale dated as of February 11, 1998, by and among Nationwide Life Insurance Company, ALCU Investments, Inc., and AIP Operating, L.P.

*10.3 Contribution and Exchange Agreement dated as of January 29, 1998, by and among ALCU Investments, Ltd., AIP Operating, L.P., and American Industrial Properties REIT.

*10.4 Amended and Restated Agreement of Limited Partnership of AIP Operating, L.P. dated as of February 11, 1998, by and among American Industrial Properties REIT, General Electric Capital Corporation, and ALCU Investments, Ltd.

*10.5 Promissory Note by and among American Industrial Properties REIT, AIP Operating, L.P., and Prudential Securities Credit Corporation.





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*10.6     First Amendment to Credit Agreement dated as of February 11, 1998, by and among American Industrial Properties REIT, AIP Operating, L.P., and Prudential Securities Credit Corporation.



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* To be filed by amendment.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN INDUSTRIAL PROPERTIES REIT



                                       /s/  MARC A. SIMPSON
                                       -------------------------------------
                                            Marc A. Simpson
                                            Chief Financial Officer

Dated: February 25, 1998





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                                  EXHIBIT LIST


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
*10.1 Contract of Sale by and between Nationwide Life Insurance Company and ALCU Investments, Inc.

*10.2 Assignment of Contract of Sale dated as of February 11, 1998, by and among Nationwide Life Insurance Company, ALCU Investments, Inc., and AIP Operating, L.P.

*10.3 Contribution and Exchange Agreement dated as of January 29, 1998, by and among ALCU Investments, Ltd., AIP Operating, L.P., and American Industrial Properties REIT.

*10.4 Amended and Restated Agreement of Limited Partnership of AIP Operating, L.P. dated as of February 11, 1998, by and among American Industrial Properties REIT, General Electric Capital Corporation, and ALCU Investments, Ltd.

*10.5 Promissory Note by and among American Industrial Properties REIT, AIP Operating, L.P., and Prudential Securities Credit Corporation.

*10.6 First Amendment to Credit Agreement dated as of February 11, 1998, by and among American Industrial Properties REIT, AIP Operating, L.P., and Prudential Securities Credit Corporation.
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* To be filed by amendment.